MANAGERS TRUST I

FREMONT MONEY MARKET FUND

Supplement dated December 11, 2006

to the Prospectus (as supplemented June 12, 2006 and June 16, 2006) and Statement of Additional

Information (as supplemented June 16, 2006)

dated March 1, 2006

The following information supplements and supersedes any information to the contrary relating to Fremont Money Market Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s Prospectus (as supplemented June 12, 2006 and June 16, 2006) and Statement of Additional Information dated March 1, 2006 (as supplemented June 16, 2006).

At a meeting held on December 8, 2006, the Trust’s Board of Trustees has approved a plan to liquidate and terminate the Fund on or about January 31, 2007. Cash proceeds of the liquidation are expected to be distributed to shareholders promptly following the date of liquidation. It is currently expected that the Fund, as part of its preparations for liquidation, will invest a substantial portion of its total assets in the shares of one or more money market mutual funds. Accordingly, at the meeting, the Board of Trustees approved the elimination of the Fund’s restriction on investments of more than 5% of the Fund’s total assets in the securities of any one issuer.

In light of the upcoming liquidation, effective immediately, the Fund will be closed to new investors. Shareholders who own Fund shares as of the date of this supplement may continue to purchase additional Fund shares in their existing accounts.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE